INCOME TAXES	12 Months Ended
Dec. 31, 2017
INCOME TAXES
INCOME TAXES

NOTE 20—INCOME TAXES

U.S. Tax Reform

On December 22, 2017, the President of the United States signed into law the Tax Reform Act. Changes in tax law are accounted for in the period of enactment. The Tax Reform Act, which was enacted on December 22, 2017, significantly changes U.S. tax law by, among other things, lowering the statutory corporate tax rate from 35% to 21% effective in 2018, eliminating certain deductions, requiring a one-time transition tax on certain unrepatriated earnings of foreign subsidiaries that is payable over eight years, introducing new tax regimes, and changing how foreign earnings are subject to U.S. tax. The SEC staff issued Staff Accounting Bulletin No. 118 (“SAB 118”) to address the application of U.S. GAAP in situations when a registrant does not have the necessary information available, prepared, or analyzed (including computations) in reasonable detail to complete the accounting for certain income tax effects of the Tax Reform Act. SAB 118 allows registrants to record provisional amounts during a one year “measurement period” similar to that used when accounting for business combinations. We have not completed our determination of the accounting implications of the Tax Reform Act on our tax accruals. However, we have reasonably estimated the effects of the Tax Reform Act and recorded provisional amounts in our financial statements as of December 31, 2017. We recorded a provisional tax benefit for the impact of the Tax Reform Act of approximately $53 million. This amount is primarily comprised of the remeasurement of federal net deferred tax liabilities resulting from the permanent reduction in the U.S. statutory corporate tax rate from 35% to 21%, partially offset by the mandatory one-time tax on the accumulated earnings of our foreign subsidiaries (the “Transition Tax”).

Of the provisional tax benefit recorded of $53 million, $65 million relates to the remeasurement of our net deferred tax liabilities to reflect the reduction in the U.S. statutory corporate tax rate. This provisional benefit was partially offset by a provisional tax expense of $12 million related to the one-time Transition Tax and the implications of repatriating those foreign earnings in the future. Under the Tax Reform Act, all accumulated foreign earnings are mandatorily deemed to be repatriated and taxed, which is also referred to as the Transition Tax. The Transition Tax is assessed regardless of whether ILG will actually repatriate its undistributed foreign earnings. Historically, it has been ILG’s practice and intention to reinvest the earnings of certain of its foreign subsidiaries. In light of the significant changes made by the Tax Reform Act, ILG will no longer be permanently reinvested with regards to the earnings of its foreign subsidiaries. A provisional tax expense was recorded related to taxes that could apply to these earnings such as foreign withholding taxes and certain U.S. state taxes. ILG will continue to be permanently reinvested with respect to the remaining excess of the amount for financial reporting over the tax basis of investments in our foreign subsidiaries.

The ultimate impact of the Tax Reform Act may differ, possibly materially, from these provisional amounts due to among other things, additional analysis, changes in interpretations and assumptions ILG has made, additional regulatory guidance that may be issued, and actions ILG may take as a result of the Tax Reform Act. Any such revisions will be treated in accordance with the measurement period guidance outlined in SAB 118.  As such, we expect to complete our analysis no later than December 22, 2018.

U.S. and foreign earnings from continuing operations before income taxes and noncontrolling interest are as follows (in millions):

	Year Ended December 31,
	2017	2016	2015
U.S.	$173	$315	$92
Foreign	30	17	25
Total	$203	$332	$117

The components of the provision for income taxes attributable to continuing operations are as follows (in millions):

	Year Ended December 31,
	2017	2016	2015
Current income tax provision
Federal	$27	$31	$29
State	3	7	5
Foreign	20	11	4
Current income tax provision	50	49	38
Deferred income tax provision (benefit)
Federal	(45)	22	1
State	7	1	1
Foreign	14	(12)	1
Deferred income tax provision (benefit)	(24)	11	3
Income tax provision	$26	$60	$41

ILG records a deferred tax asset, or future tax benefit, based on the amount of non cash compensation expense recognized in the financial statements for stock based awards. For income tax purposes, ILG receives a tax deduction equal to the stock price on the vesting date of the stock based awards. Upon vesting of these awards, the deferred tax assets are reversed, and the difference between the deferred tax asset and the realized income tax benefit creates an excess tax benefit or deficiency. In March 2016, the FASB issued ASU 2016-09 to simplify the current accounting for stock compensation. Under the new guidance, companies will no longer record excess tax benefits and certain tax deficiencies in additional paid-in capital. Instead, all excess tax benefits and tax deficiencies should be recognized as income tax expense or benefit in the income statement. In accordance with this ASU, for the year ended December 31, 2017, ILG included a net benefit of $2 million within the income tax provision. During 2016, ILG recorded to APIC a net deficiency of approximately $2 million associated with stock-based awards, while in 2015, net excess tax benefits associated with stock based awards of approximately $2 million was recorded to APIC.

The tax effects of cumulative temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2017 and 2016 are presented below (in millions). The valuation allowance is related to items for which it is more likely than not that the tax benefit will not be realized.

	December 31,
	2017	2016
Deferred tax assets:
Deferred revenue	$17	$36
Inventory	5	48
Provision for accrued expenses	19	25
Non-cash compensation	8	10
Net operating loss, capital loss and tax credit carryforwards	38	45
Other	6	9
Total deferred tax assets	93	173
Less valuation allowance	(47)	(36)
Net deferred tax assets	46	137
Deferred tax liabilities:
Intangible and other assets	(125)	(192)
Deferred membership costs	(3)	(6)
Property and equipment	(17)	(8)
Investments in unconsolidated entities	(4)	(5)
Sales of vacation ownership interests	(15)	(65)
Other	(15)	(17)
Total deferred tax liabilities	(179)	(293)
Net deferred tax liability	$(133)	$(156)

At December 31, 2017 and 2016, ILG had foreign NOLs of approximately $35 million ($10 million tax effected) and $46 million ($14 million tax effected), respectively, available to offset future income, virtually all of which will expire in various years beginning in 2021 and extending through 2027.

At December 31, 2017 and 2016, ILG had state NOLs of approximately $42 million and $50 million, respectively, which each is approximately $2 million tax effected and will expire in various years beginning in 2018 and extending through 2036.

At December 31, 2017 and 2016, ILG had capital loss carryforwards of approximately $58 million ($15 million tax effected) and $55 million ($21 million tax effected), respectively, which will expire in 2019 and 2020.

At December 31, 2017 and 2016, ILG had state tax credit carryforwards of approximately $2 million, all of which are indefinite.  It is more likely than not that substantially all of these state tax credits will be realized.

At December 31, 2017 and 2016, ILG had other various tax credit carryforwards of approximately $9 million and $6 million, respectively, which will expire in 2026 and 2027. It is more likely than not that substantially all of these tax credits will be realized.

A valuation allowance for deferred tax assets is provided when it is more likely than not that certain deferred tax assets will not be realized. Realization is dependent upon the generation of future taxable income or the reversal of deferred tax liabilities during the periods in which those temporary differences become deductible. We consider the history of taxable income in recent years, the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies to make this assessment. At December 31, 2017, ILG had a valuation allowance of approximately $47 million related to a portion of the foreign NOLs, other foreign assets and materially all of the state NOLs and all capital loss carryforwards for which, more likely than not, the tax benefit will not be realized. During 2017, ILG’s valuation allowance increased by $11 million.  This net increase is primarily related to a determination that it is more likely than not that certain deferred tax assets in Mexico will not be realized, partially offset by the remeasurement of certain valuation allowances as a result of the Tax Reform Act.

A reconciliation of total income tax provision to the amounts computed by applying the statutory federal income tax rate to earnings before income taxes and noncontrolling interest is shown as follows (in millions, except percentages):

	Year Ended December 31,
	2017		2016		2015
	Amount	%	Amount	%	Amount	%
Income tax provision at the federal statutory rate of 35%	$71	35.0	$116	35.0	$41	35.0
State income taxes, net of effect of federal tax benefit	7	3.3	5	1.4	4	3.5
Foreign income taxed at a different statutory tax rate	(5)	(2.4)	(3)	(0.8)	(4)	(3.5)
U.S. tax consequences of foreign operations	1	0.7	(1)	(0.2)	—	0.1
Gain on acquisition	(1)	(0.3)	(57)	(17.2)	—	—
Tax Reform Act	(53)	(25.9)	—	—	—	—
Foreign branch operations	(23)	(11.7)	—	—	—	—
Change in valuation allowance	18	9.0	—	—	—	—
Mexico inflation adjustment	4	2.0	—	—	—	—
Other, net	7	3.3	—	—	—	0.2
Income tax provision	$26	13.0	$60	18.2	$41	35.3

ILG has certain U.S. subsidiaries that have a foreign branch in Mexico and are subject to tax in both jurisdictions.  During the period, a valuation allowance was recorded on certain deferred tax assets in Mexico of approximately $21 million since it was determined that it was more likely than not that these assets will not be realized.  This adjustment is recorded in the change in valuation allowance line in the reconciliation.  In addition, an offsetting adjustment of $21 million was recorded in the foreign branch operations line to account for the decrease in the corresponding deferred tax liability recorded in the U.S. Overall, the impact of these two adjustments entirely offset.

ASC 740 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. ASC 740 provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.

As of December 31, 2017, 2016 and 2015, ILG did not have any material unrecognized tax benefits. All amounts rounded to less than a million, but which if recognized, would favorably affect the effective tax rate. ILG recognizes interest and, if applicable, penalties related to unrecognized tax benefits in income tax expense. There were no material accruals for interest during 2017, 2016 and 2015. In connection with the acquisition of Vistana, Starwood and ILG entered into a Tax Matters Agreement. Under the Tax Matters Agreement, Starwood indemnifies ILG for all consolidated tax liabilities and related interest and penalties for the pre-close period. Accordingly, any unrecognized tax benefits and related interest for Vistana related to the pre-close period that are the obligation of its former parent have not been recorded.

ILG believes that its unrecognized tax benefits will not materially change within twelve months of the current reporting date. An estimate of other changes in unrecognized tax benefits cannot be made, but is not expected to be significant.

ILG files income tax returns in the U.S. federal jurisdiction and various state, local, and foreign jurisdictions. As of December 31, 2017, no open tax years are currently under examination by the IRS. The U.S. federal statute of limitations for years prior to and including 2013 has closed. ILG’s consolidated state tax return for the tax years, 2013 through 2015, was under examination by the State of Florida. During the third quarter of 2017, the State of Florida completed its audit and issued a Notice of Proposed Assessment with no changes. The audit is now closed. No other tax years are currently under examination in any material state and local jurisdictions. Vistana, by virtue of previously filed consolidated tax returns with Starwood, is under audit by the IRS for several pre-close periods. Vistana is also under audit in Mexico for the tax years ended December 31, 2012 and 2013. Under the Tax Matters Agreement, Starwood indemnifies ILG for all income tax liabilities and related interest and penalties for the pre-close period.

The Tax Reform Act is comprehensive tax legislation containing several other provisions that will affect 2018 and later years and which will need to be further analyzed by ILG. Such additional provisions, beginning in 2018, include two new U.S. tax base erosion provisions, the global intangible low-taxed income (“GILTI”) provisions and the base-erosion and anti-abuse tax (“BEAT”) provisions.

The GILTI provisions require ILG to include in its U.S. income tax return foreign subsidiary earnings in excess of an allowable return on the foreign subsidiary’s tangible assets. ILG may be subject to incremental U.S. tax on GILTI income beginning in 2018 or in later years. ILG has elected to account for GILTI tax in the period in which it is incurred, and therefore, ILG has not provided any deferred tax impacts of GILTI in its consolidated financial statements for the year ended December 31, 2017.

The BEAT provisions in the Tax Reform Act disallows the deduction of certain base-erosion payments made to foreign corporations by imposing a minimum tax if greater than regular tax. ILG does not expect it will be subject to this tax, but has not completed its analysis of the provision and the implications to ILG.